UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

DEL TORO SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52499

(Commission File Number)

98-0515290

(IRS Employer Identification No.)

400 - 409 Granville Street Vancouver, British Columbia V6C 1T2

(Address of principal executive offices and Postal Code)

(604) 678-2531

Registrant's telephone number, including area code

Candev Resource Exploration, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 28, 2009, we completed a merger with our subsidiary, Del Toro Silver Corp., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Candev Resource Exploration, Inc.” to “Del Toro Silver Corp.”.

Item 7.01 Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on August 14, 2009 under the new stock symbol “DTOR”. Our new CUSIP number is 245497 102.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
3.1	Articles of Merger filed with the Secretary of State of Nevada on July 24, 2009 dated effective July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Mark McLeary

Mark McLeary

President

Date: August 17, 2009

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